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                                                                   Exhibit 10.37

                 AMENDMENT TO AGREEMENT FOR WHOLESALE FINANCING
                             (Comteq Federal, Inc.)

      This Amendment to Agreement for Wholesale Financing is entered into as of February 25, 2000 by and between Comteq Federal, Inc., a Maryland corporation ("Customer") and IBM Credit Corporation ("IBM Credit").

      WHEREAS, the Customer and IBM Credit are parties to a certain Agreement for Wholesale Financing (Security Agreement) dated as of October 12, 1993, as amended from time to time (the "Agreement"), including, without limitation, pursuant to a certain Amendment to Agreement for Wholesale Financing made as of December 23, 1999 (the "Agreement Amendment"), and a certain Addendum to Agreement for Wholesale Financing -- Flexible Payment Plan dated December 22, 1993, as amended from time to time (the "Addendum") (the Agreement, the Agreement Amendment and the Addendum are hereafter referred to collectively as the "IBM Documents"); and

      WHEREAS, PC Connections Sales Corp. (fka PC Connection, Inc. ("Sales") has engaged in a corporate reorganization which was consummated on or about December 31, 1999, in which, among other things, (i) Sales formed PC Holdco, Inc. ("Holdco") as its subsidiary, (ii) Holdco formed a transitory subsidiary into which Sales was merged, which resulted in Sales being a wholly-owned subsidiary of Holdco, (iii) Sales formed two new subsidiaries, PC Connection Sales of Massachusetts, Inc. ("Sales-MA") and Merrimack Services Corp. ("Merrimack"), each a Delaware corporation and contributed certain assets to such entities,
(iv) Sales then distributed its stock in Merrimack and its other subsidiary, the Customer to Holdco, and (v) Sales changed its name to "PC Connection Sales Corp." and Holdco changed its name to "PC Connection, Inc." (the "Restructuring"); and

      WHEREAS, the Customer and IBM Credit desire to amend the IBM Documents on the terms and conditions set forth herein;

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Customer and IBM Credit hereby agree as follows:

      1. (a) Sections 4, 11(b), 11(c), 11(d), 11(e), 12 and 13 of the Agreement are hereby deleted in their entirety.

            (b) The fourth sentence of Section 6 of the Agreement is hereby amended by inserting (1) after the words "relating to any indebtedness" the phrase "in excess of $1,000,000", and (2) after the words "or other instrument" the phrase "in excess of $1,000,000".

            (c) The phrase "appraise them as security;" appearing in the second and third lines of Section 8 of the Agreement is hereby deleted in its entirety.


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            (d) Section II of the Agreement (as modified by the Agreement
Amendment) is hereby deleted in its entirety and replaced with the following:

      "11. Any of the following events will constitute an event of default by us under this Agreement: we breach any of the material terms, warranties or representations contained in this Agreement or in any other agreements between us and you or between us and any of your affiliates; any guarantor of our obligations to you under this Agreement or any other agreements breaches any of the material terms, warranties or representations contained in such guaranty or other agreements between such guarantor and you; any representation, statement, report or certificate made or delivered by us or any of our owners, representatives, employees or agents or by any guarantor to you is not true and correct in any material respect; we fail to pay any of the liabilities or obligations owed to you or any of your affiliates when due and payable under this Agreement or under any other agreements between us and you or between us and any of your affiliates; we abandon the Goods or any part thereof; we or any guarantor becomes in default in the payment of any indebtedness owed to any third party in excess of $1,000,000; there shall occur an Event of Default pursuant to and as defined in any financing agreement between PC Connection, Inc., a Delaware corporation and Citizens Bank of Massachusetts, as agent, and the lenders party thereto, dated February __, 2000 or any successor financing agreement thereto; a judgment issues on any money demand against us or any guarantor which judgment exceeds available insurance by at least $1,000,000; an attachment or seizure is issued against us or any material portion of the Goods; any material part of the Goods is seized or taken in execution; we cease or suspend our business; we or any guarantor makes a general assignment for the benefit of creditors; we or any guarantor becomes insolvent or voluntarily or involuntarily becomes subject to the Federal Bankruptcy Code, state insolvency laws or any act for the benefit of creditors (in the case of an involuntary proceeding, such proceeding is not stayed or vacated within 30 days); any receiver is appointed for any of our or any material portion of guarantor's assets, or any guaranty pertaining to our obligations to you is terminated for any reason whatsoever; any guarantor disclaims any obligations under any guaranty; we lose any franchise, permission, license or right necessary for the operation of our business; we or any guarantors misrepresents its respective financial condition or organizational structure in any material respect. Following an event of a default:"

            (e) Sections 5, 8 and 9 of the Addendum are each hereby deleted in its entirety.

            (f) In Section 12.2(a) of the Addendum, the phrase "nature of its business or property requires it to be qualified or licensed" is hereby deleted in its entirety and replaced with the phrase "failure to so qualify would have a material adverse effect on the Customer or its business".

            (g) Clause (d) of Section 12.2 of the Addendum is hereby deleted in its entirety and replaced with "(d) Customer shall advise IBM Credit of the commencement or institution of legal proceedings against Customer before any court, administrative board or tribunal which involves claims, which if determined against the Customer, could


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reasonably be expected to result in the Customer having to pay in excess of
$1,000,000 above any available insurance in satisfaction thereof."

            (h) Clause (e) of Section 12.3 of the Addendum is hereby deleted in its entirety and replaced in its entirety with the following:

      "(e) guaranty or indemnify or in any way become liable with respect to the obligations of any Person, except (1) by endorsement or instruments or items of payment for deposit to the general account of Customer in the ordinary course of business or which are transmitted or turned over to IBM Credit on account of Customer's Obligations or (2) by guaranty or similar agreement of the obligations of any affiliate of the Customer issued to or for the benefit of (x) any agent and/or lender under a working capital loan facility for such affiliate (and any amendment, modification, or replacement thereof) (the "Working Capital Facility"), (y) Deutsche Financial Services Corporation (or any successor or assign thereof) or (z) any capitalized lease or purchase money obligation of the Customer or any affiliate which is secured by the assets relating thereto and any proceeds thereof (and any amendment, modification, or replacement thereof) (the "Capitalized Lease Obligations");".

            (i) Clause (i) of Section 12.3 of the Addendum is hereby deleted in its entirety and replaced in its entirety with the following:

      "(i) incur any debts outside the ordinary course of Customer's business except (1) debts in connection with the guarantees permitted under Section 12.3(e)(2), (2) debts to Deutsche Financial Services Corporation (or any successor or assign thereof), (3) debts in connection with the Working Capital Facility and all Capitalized Lease Obligations and (4) renewals, extensions, modifications or replacements of any of the foregoing;"

            (j) Clause (j) of Section 12.3 of the Addendum is hereby deleted in its entirety and replaced in its entirety with the following:

      "(j) intentionally omitted; and".

      2. IBM Credit hereby consents to the Restructuring and waives any notice thereof which may be required under the Agreement. IBM Credit further consents to (a) the issuance by Customer or any of its affiliates of any indebtedness to or guarantees to (i) IBM Credit, (ii) lenders under any working capital facility of Customer or any of its affiliates, or (iii) Deutsche Financial Services Corporation and (b) the granting of any liens to IBM Credit or Deutsche Financial Services Corporation.

      3. Except as specifically amended hereby, all of the provisions of the Agreement shall remain unamended and in full force and effect. Customer hereby ratifies and confirms the Agreement as amended hereby and agrees that the Agreement as amended hereby represents a valid and enforceable obligation of Customer.


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      4. This Amendment shall be governed by and interpreted in accordance with the Laws of the State of [Illinois].

      5. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.


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      IN WITNESS WHEREOF, Customer and IBM Credit have executed this Amendment to Agreement for Wholesale Financing as of the date first set forth above.


                                 COMTEQ FEDERAL, INC.


                                 By: /s/ Gary Sorkin
                                     -----------------------------
                                 Name: Gary Sorkin
                                      ----------------------------
                                 Its: President
                                      ----------------------------


                                 IBM CREDIT CORPORATION


                                 By:
                                     -----------------------------
                                 Name:
                                      ----------------------------
                                 Its:
                                      ----------------------------


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      IN WITNESS WHEREOF, Customer and IBM Credit have executed this Amendment to Agreement for Wholesale Financing as of the date first set forth above.


                                 COMTEQ FEDERAL, INC.


                                 By:
                                     -----------------------------
                                 Name:
                                      ----------------------------
                                 Its:
                                      ----------------------------


                                 IBM CREDIT CORPORATION


                                 By: /s/ Stephen A. Nichols
                                     -----------------------------
                                 Name: Stephen A. Nichols
                                      ----------------------------
                                 Its: Region Credit Mgr
                                      ----------------------------


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